UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Invesco Mortgage Capital Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online  Go to www.envisionreports.com/IVR or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 P.M., (ET), on May 4, 2026Stockholder Meeting NoticeImportant Notice Regarding the Availability of Proxy Materials for theInvesco Mortgage Capital Inc. Stockholder Meeting to be Held on May 5, 2026Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annualstockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online orrequest a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. The2025 Annual Report and 2026 Proxy Statement to stockholders are available at: www.envisionreports.com/IVREasy Online Access — View your proxy materials and vote.Step 1:Go to www.envisionreports.com/IVR.Step 2:Click on Cast Your Vote or Request Materials.Step 3:Follow the instructions on the screen to log in.Step 4:Make your selections as instructed on each screen for your delivery preferences.Step 5:Vote your shares.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must requestone. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse sideon or before April 21, 2026 to facilitate timely delivery.

Stockholder Meeting NoticeInvesco Mortgage Capital Inc.’s Annual Meeting of Stockholders will be held on Tuesday, May 5, 2026 at 1331 Spring Street NW, 8th Floor, Atlanta, Georgia 30309 at 1:00 P.M. ET. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all nominees & FOR Proposals 2 and 3:1. Election of Directors:01—Robert L. Fleshman02—Katharine W. Kelley03—Stephanie J. Larosiliere 04—Don H. Liu05—W. Wesley McMullan06—Robert B. Waldner2. Advisory Vote to approve the Company’s executive compensation as disclosed in the Proxy Statement3. Ratification of the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for 2026PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.envisionreports.com/IVR. Click Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Invesco Mortgage Capital Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 21, 2026.